Exhibit 10.40

EXECUTION VERSION

SEVENTEENTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Seventeenth Amendment to Amended and Restated Interactive Marketing Agreement (“Seventeenth Amendment”) is entered into by and between AOL LLC, (“AOL”) a Delaware limited liability company (formerly known as America Online, Inc.), with its principal place of business at 22000 AOL Way, Dulles, VA 20166, and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”), effective as of February 29, 2008 (the “Seventeenth Amendment Effective Date”).

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 28, 2005 (the “Eighth Amendment”), that Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2005 (the “Ninth Amendment”), that Tenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 24, 2006 (the “Tenth Amendment”), that Eleventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 28, 2006 (the “Eleventh Amendment”), that Twelfth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2006 (the “Twelfth Amendment”), that Thirteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of January 12, 2007 (the “Thirteenth Amendment”), that Fourteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 16, 2007 (the “Fourteenth Amendment”), that Fifteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 2, 2007 (the “Fifteenth Amendment”), that Sixteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 24, 2007 (the “Sixteenth Amendment”), and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement dated October 5, 2004 (“Addendum”) (the IMA and such amendments and addendum, collectively the “Existing Agreement” and the Existing Agreement together with the Seventeenth Amendment, the “Agreement”). Capitalized terms not defined in this Seventeenth Amendment shall have the meanings set forth in the Existing Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties (1) amend the Existing Agreement and (2) agree to the Subsequent Carriage Plan Calendar Year 2008 (“SCP 2008”), each as follows:

1. Content Targeted Advertisements in the AOL Video Player.

1.1 AOL Video Player. Notwithstanding anything to the contrary in the Existing Agreement,

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AOL may add, via the Carriage Plan attached hereto in Seventeenth Amendment Exhibit A and any Subsequent Carriage Plans (in accordance with the provisions set forth in the Existing Agreement), the AOL Video Player (as defined below), [****].

1.2 [****]

1.3 [****]

2. Subsequent Carriage Plan Calendar Year 2008. SCP 2008 consists of the promotions in Seventeenth Amendment Exhibit A and the Exclusive Category Filter in Seventeenth Amendment Exhibit B. SCP 2008 is governed by the terms of the Agreement. SCP 2008 supersedes any prior or collateral carriage plans, whether written or oral, between Google and AOL. Google will use commercially reasonable efforts to implement SCP 2008 [****] of the Seventeenth Amendment Effective Date.

3. First Amendment Term. The First Amendment Term, as defined in Section 4 of the First Amendment, is hereby extended through March 31, 2008. For the avoidance of doubt, the “First Amendment Term” shall apply to all terms and conditions set forth in the Agreement associated with the display of Content Targeted Advertisements, as defined in the First Amendment.

4. Seventeenth Amendment Term; Termination. The term of this Seventeenth Amendment will commence on the Seventeenth Amendment Effective Date shall extend through the First Amendment Term. AOL shall have the right to terminate this Seventeenth Amendment for convenience (i.e., [****]) at anytime [****] prior written notice to Google. Sections 1.3 and 3 will survive any termination or expiration of this Seventeenth Amendment.

5. Order of Precedence. This Seventeenth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Seventeenth Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Seventeenth Amendment and the Existing Agreement expressly conflict. However, nothing in this Seventeenth Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Seventeenth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Seventeenth Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

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6. Counterparts; Facsimile. This Seventeenth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Seventeenth Amendment may be executed by facsimile.

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IN WITNESS WHEREOF, the Parties have executed this Seventeenth Amendment to the Amended and Restated Interactive Marketing Agreement.

AOL LLC		GOOGLE INC.

By:	/s/ Steven Quan	By:	/s/ Joan Braddi
Name:	Steven Quan	Name:	Joan Braddi
Title:	VP, Business Development	Title:	VP Search Services
Date:	2/29/08	Date:	Feb. 29, 2008

List of Exhibits

Seventeenth Amendment Exhibit A	Carriage Plan

Seventeenth Amendment Exhibit B	Exclusive Categories Filters Exhibit for the
AOL Service, AOL.com, CompuServe,
Netscape, Winamp, CityGuide, Weblogs,
Time.com and AOL Latino

Seventeenth Amendment Exhibit C	Mock-Up

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Seventeenth Amendment Exhibit A

[****]

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EXHIBIT A

PROMOTIONS

Client ID	Channel ID	Exclusivities
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Client ID	Channel ID	Exclusivities
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Seventeenth Amendment Exhibit B

[****]

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EXHIBIT B

Exclusivity Categories Filters Exhibit

Exclusive Categories Filter Exhibit

The numbers listed below for each Category shall correspond to the numbers identified for the Exclusivities of the specific promotions under Exhibit A

Category	URLs
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Category	URLs
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Category	URLs
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Category	URLs
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Category	URLs
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Category	URLs
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Seventeenth Amendment Exhibit C

Mock Up

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